UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☒ Soliciting Material under §240.14a-12

ASHFORD HOSPITALITY TRUST INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

NEWS RELEASE

Contact:	Deric Eubanks	Elise Chittick	Scott Eckstein
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3766

ASHFORD TRUST RESPONDS TO INACCURATE
INSTITUTIONAL SHAREHOLDER SERVICES REPORT

DALLAS, November 5, 2014 — Ashford Hospitality Trust (NYSE: AHT) (“Ashford Trust” or the “Company”) today issued a statement disagreeing with the recommendations included in a report issued by Institutional Shareholder Services (ISS).

The Company noted that the ISS report contains material errors, including wrongly stating that the Company’s Board of Directors recommends a vote for the special shareholder meeting requested by the hotel union.  The Board strongly believes the spin-off of the Company’s asset management business, Ashford Inc., is in the best interests of shareholders and does not believe that the issues raised by the union should be addressed at a special meeting.

The Company issued the following statement:

We strongly believe that ISS reached the wrong conclusion regarding the hotel union’s special meeting demand and that convening a special meeting to vote on the Ashford Inc. spin-off is not in the best interests of the Company or its shareholders at this time.  Importantly, a delay in the spin-off of Ashford Inc., which has already been scheduled for November 12, 2014, and has been in process since originally announced on February 27, 2014, could result in significant loss of shareholder value at Ashford Trust as a result of REIT qualification issues, tax consequences, and lost growth potential for Ashford Inc.

Since the announcement of the spin-off, members of Ashford Trust’s management have engaged in constructive dialogue with numerous shareholders, and have listened to the feedback from over 200 one-on-one shareholder meetings.  As part of our continuing dialogue with our shareholders, we reached out to investors on particular governance matters for both Ashford Trust and Ashford Inc.  Our Board then reacted quickly and decisively on corporate governance enhancements for both Ashford Trust and Ashford Inc. balancing the small initial capitalization of Ashford Inc. and the desire to protect, on behalf of shareholders, its growth potential during its initial phase as a public company.

We are disappointed that ISS, with an inaccurate report, has decided to support the hotel union’s effort to disrupt our business and execution of our strategy to maximize shareholder value.  Further, the ISS report fails to properly take into account the Board’s business judgment as it relates to the timing of the spin-off, which has been in process for over eight months.

Ashford Trust’s Board and management team have driven tremendous value creation over its 11-year history as a public company, growing Ashford Trust into a leader in the hospitality industry, with more than $4 billion of assets, and one of the highest total shareholder returns of any hotel REIT since its IPO.

We are committed to continuing to create value for all Ashford Trust shareholders, including through the separation of Ashford Inc., which will allow shareholders to receive shares and benefit from the expansion and success in a company with a growth profile and investment strategy different from Ashford Trust.  In addition, Ashford Trust is committed to maintaining corporate governance policies and practices that best serve the interests of the Company and our shareholders.

The Board’s formal recommendation will be stated in the Company’s definitive consent revocation materials that will be filed with the Securities and Exchange Commission in due course.

Ashford Hospitality Trust is a real estate investment trust (REIT) focused on investing opportunistically in the hospitality industry across all segments and at all levels of the capital structure primarily within the United States.

Important Additional Information:

Ashford, its directors and certain of its officers and employees are participants in solicitations of Ashford stockholders. Information regarding the names of Ashford’s directors and executive officers and their respective interests in Ashford by security holdings or otherwise is set forth in Ashford’s preliminary revocation statement on Schedule 14A filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 31, 2014, the Company’s proxy statement for its 2014 annual meeting of stockholders, filed with the SEC on April 14, 2014, as supplemented by the proxy information filed with the SEC on May 5, 2014. Additional information can be found in Ashford’s Annual Report on Form 10-K for the year ended December 31, 2013, filed with the SEC on March 3, 2014, its Quarterly Report on Form 10-Q for the quarter ended March 31, 2014, filed with the SEC on May 12, 2014 and its Quarterly Report on Form 10-Q for the quarter ended June 30, 2014, filed with the SEC on August 11, 2014. To the extent holdings of Ashford’s securities have changed since the amounts printed in the proxy statement for the 2014 annual meeting of stockholders, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov.

This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. This communication is not a substitute for any proxy statement, solicitation statement, registration statement, prospectus or other document Ashford may file with the SEC.  STOCKHOLDERS ARE ENCOURAGED TO READ ANY ASFHORD PROXY STATEMENT, SOLICITATION STATEMENT (INCLUDING ANY SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ASHFORD MAY FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain, free of charge, copies of any solicitation statement and any other documents filed by Ashford with the SEC at the SEC’s website at www.sec.gov. In addition, copies will also be available at no charge at the Investors section of Ashford’s website at www.ahtreit.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are made as of the date they were first issued and are based on current expectations as well as the beliefs and assumptions of management. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Ashford’s control. Ashford expressly disclaims any intent or obligation to update these forward-looking statements except as required by law. Additional information concerning these and other risks can be found in press releases issued by Ashford, as well as Ashford’s public filings with the SEC, including the discussion under the heading “Risk Factors” in Ashford’s most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q.  Copies of Ashford’s press releases and filings with the SEC, are available at www.ahtreit.com or you can contact the Ashford Investor Relations Department at 972-778-9487.

-END-